                                                                   EXHIBIT 10.16

                           RELEASENOW.COM CORPORATION
                            STOCK PURCHASE AGREEMENT



     AGREEMENT made this ____ day of _______ 1999, by and between ReleaseNow.com Corporation, a Delaware corporation, and ____________ (the "Optionee") under the Corporation's 1998 Stock Option/Stock Issuance Plan.

     All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

A. EXERCISE OF OPTION
   ------------------

     1. Exercise. Optionee hereby purchases ________ shares of Common Stock
        --------
(the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on _______ (the "Grant Date") to purchase up to _____ shares of Common Stock (the "Option Shares") under the Plan at the exercise price of $ _____________ per share (the "Exercise Price").

     2. Payment. Concurrently with the delivery of this Agreement to the
        -------
Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise , together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

     3. Stockholder Rights. Until such time as the Corporation exercises the
        ------------------
Repurchase Right or the First Refusal Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

B. SECURITIES LAW COMPLIANCE
   -------------------------

     1. Restricted Securities. The Purchased Shares have not been registered
        ---------------------
under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

     2. Restrictions on Disposition of Purchased Shares. Optionee shall make no
        -----------------------------------------------
disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

          (i) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

          (ii) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

          (iii) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule
     144) has been taken.

     The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

     3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a "no action" letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

          "The shares represented by this certificate are subject to certain repurchase rights and rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated ______ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

C. TRANSFER RESTRICTIONS
   ---------------------

     1. Restriction on Transfer. Except for any Permitted Transfer, Optionee
        -----------------------
shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise disposed of in contravention of the First Refusal Right or the Market Stand-Off.

     2. Transferee Obligations. Each person (other than the Corporation) to whom
        ----------------------
the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Repurchase Right, (ii) the First Refusal Right and (iii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

     3. Market Stand-Off.
        ----------------

               (a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days and the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

               (b) Ownershall be subject to the Market Stand-Off provided and
                                                                 ------------
only if the officers and directors of the Corporation are also subject to
-------
similar restrictions.

               (c) Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

               (d) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

D. REPURCHASE RIGHT
   ----------------

     1. Grant. The Corporation is hereby granted the right (the "Repurchase
        -----
Right"), exercisable at any time during the sixty (60)-day period following the date Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Exercise Price any or all of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule applicable to those shares or the special vesting acceleration provisions of Paragraph D.6 of this Agreement (such shares to be hereinafter referred to as the "Unvested Shares").

     2. Exercise of the Repurchase Right. The Repurchase Right shall be
        --------------------------------
exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the sixty (60)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on or before the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner.

     3. Termination of the Repurchase Right. The Repurchase Right shall
        -----------------------------------
terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule. All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to
(i) the First Refusal Right and (ii) the Market Stand-Off.

     4. Aggregate Vesting Limitation. If the Option is exercised in more than
        ----------------------------
one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the "Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

     5. Recapitalization. Any new, substituted or additional securities or other
        ----------------
property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Purchased Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; provided, however,
                                                           --------
that the aggregate purchase price shall remain the same.

     6. Corporate Transaction.
        ---------------------

          (a) The Repurchase Right shall automatically terminate in its entirety, and all the Purchased Shares shall vest in full, immediately prior to the consummation of any

Corporate Transaction, except to the extent the Repurchase Right is to be assigned to the successor entity in such Corporate Transaction.

          (b) To the extent the Repurchase Right remains in effect following a Corporate Transaction, such right shall apply to any new securities or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall
                   --------
remain the same. The new securities or other property (including any cash payments) issued or distributed with respect to the Purchased Shares in consummation of the Corporate Transaction shall be immediately deposited in escrow with the Corporation (or the successor entity) and shall not be released from escrow until Optionee vests in such securities or other property in accordance with the same Vesting Schedule in effect for the Purchased Shares.

        (c) The Repurchase Right may also terminate on an accelerated basis, and the Purchased Shares shall immediately vest in full, in accordance with the terms and conditions of any special addendum attached to this Agreement.

E. RIGHT OF FIRST REFUSAL
   ----------------------

     1. Grant. The Corporation is hereby granted the right of first refusal (the
        -----
"First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which Optionee has vested in accordance with the provisions of Article D. For purposes of this Article E, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

     2. Notice of Intended Disposition. In the event any Owner of Purchased
        ------------------------------
Shares in which Optionee has vested desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Corporation written notice (the "Disposition Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

     3. Exercise of the First Refusal Right. The Corporation shall, for a period
        -----------------------------------
of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target

Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

     Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

     4.   Non-Exercise of the First Refusal Right. In the event the Exercise
          ---------------------------------------
Notice is not given to Owner prior to the expiration of the twenty-five (25)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must
                    --------
not be effected in contravention of the provisions of Articles B and C. The third-party offeror shall acquire the Target Shares subject to the First Refusal Right, the provisions of Article B and the provisions of Paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

     5.   Partial Exercise of the First Refusal Right. In the event the
          -------------------------------------------
Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) business days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

               (i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph E.4, as if the Corporation did not exercise the First Refusal Right; or

               (ii) sale to the Corporation of the portion of the Target Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph E.3. The First Refusal

     Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

           Owner's failure to deliver timely notification to the Corporation deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

     6.   Recapitalization/Reorganization.
          -------------------------------

             (a) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

             (b) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

     7. Lapse. The First Refusal Right shall lapse upon the earliest to occur of
        -----                                               --------
(i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least ten million dollars ($10,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

F. SPECIAL TAX ELECTION
   --------------------

     The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code
Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit II. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

G. GENERAL PROVISIONS
   ------------------

     1. Assignment. The Corporation may assign the Repurchase Right and/or the
        ----------
First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

     2. No Employment or Service Contract. Nothing in this Agreement or in the
        ---------------------------------
Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

     3. Notices. Any notice required to be given under this Agreement shall be
        -------
in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

     4. No Waiver. The failure of the Corporation in any instance to exercise
        ---------
the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

     5. Cancellation of Shares. If the Corporation shall make available, at the
        ----------------------
time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

H.       MISCELLANEOUS PROVISIONS
         ------------------------

     1. Optionee Undertaking. Optionee hereby agrees to take whatever additional
        --------------------
action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

     2. Agreement is Entire Contract. This Agreement constitutes the entire
        ---------------------------
contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

     3. Governing Law. This Agreement shall be governed by, and construed in
        -------------
accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules.

     4. Counterparts. This Agreement may be executed in counterparts, each of
        ------------
which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     5. Successors and Assigns. The provisions of this Agreement shall inure to
        ----------------------
the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee's permitted assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.


                                            RELEASENOW.COM CORPORATION



                                            By:       __________________________

                                            Title:    __________________________

                                            Address:  __________________________


                                                      __________________________
                                                      __________, OPTIONEE

                                            Address:  __________________________

                             SPOUSAL ACKNOWLEDGMENT



     The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right to purchase any Purchased Shares in which Optionee is not vested at the time of his or her cessation of Service and the first refusal rights granted to the Corporation (or its assigns) with respect to the Purchased Shares.


                                            ____________________________________
                                            OPTIONEE'S SPOUSE

                                       Address: ________________________________

                                                ________________________________

                                    EXHIBIT I

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED ____________ hereby sell(s), assign(s) and transfer(s) unto ReleaseNow.com Corporation (the "Corporation"), _________________ (____) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. ___________ herewith and do(es) hereby irrevocably constitute and appoint ________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:____________



                                            Signature___________________________







Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

                                   EXHIBIT II

                       FEDERAL INCOME TAX CONSEQUENCES AND
                           SECTION 83(b) TAX ELECTION

     II. Federal Income Tax Consequences and Section 83(b) Election For Exercise
         -----------------------------------------------------------------------
of Non-Statutory Option. If the Purchased Shares are acquired pursuant to the
-----------------------
exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the Fair Market Value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

     III. Federal Income Tax Consequences and Conditional Section 83(b) Election For Exercise of Incentive Option. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

          (i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

          (ii) The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee's taxable income for alternative minimum tax purposes.

          (iii) If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

          (iv) For purposes of the foregoing, the term "forfeiture restrictions" will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. The term "disqualifying disposition" means any sale or other disposition /1/ of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

          (v) In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit (a) Optionee's alternative minimum taxable income upon exercise and (b) Optionee's ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election. Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.

___________________
/1/ Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee's spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

                             SECTION 83(b) ELECTION

          This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1) The taxpayer who performed the services is:

     Name: Optionee
     Address:
     Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is __________________ shares of the common stock of ReleaseNow.Com Corporation.

(3) The property was issued on _____________.

(4) The taxable year in which the election is being made is the calendar year 199_.


(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's service with the issuer terminates. The issuer's repurchase right lapses in a series of installments over a four (4)-year period ending on , 200.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $________ per share.

(7) The amount paid for such property is $________ per share.


(8) A copy of this statement was furnished to ReleaseNow.com Corporation for whom taxpayer rendered the services underlying the transfer of property.

(9) This statement is executed on _______________, 199__.



Spouse (if any)                             Taxpayer


This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

               The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the "Code"). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

               1. The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares. The election is to be effective to the full extent permitted under the Code.

               2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election. The election shall be effective to the full extent permitted under the Code.



THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

                                    APPENDIX


          The following definitions shall be in effect under the Agreement:

     A.   Agreement shall mean this Stock Purchase Agreement.
          ---------

     B.   Board shall mean the Corporation's Board of Directors.
          -----

     C.   Code shall mean the Internal Revenue Code of 1986, as amended.
          ----

     D.   Common Stock shall mean the Corporation's common stock.
          ------------

     E.   Corporate Transaction shall mean either of the following
          ---------------------
stockholder-approved transactions:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F.   Corporation shall mean ReleaseNow.com Corporation, a Delaware
          -----------
corporation, and any successor corporation to all or substantially all of the assets or voting stock of ReleaseNow.com Corporation which shall by appropriate action adopt the Plan.

     G.   Disposition Notice shall have the meaning assigned to such term in
          ------------------
Paragraph E.2.

     H.   Exercise Notice shall have the meaning assigned to such term in
          ---------------
Paragraph E.3.

     I.   Exercise Price shall have the meaning assigned to such term in
          --------------
Paragraph A.1.

     J.   Fair Market Value of a share of Common Stock on any relevant date,
          -----------------
prior to the initial public offering of the Common Stock, shall be determined by the Plan Administrator after taking into account such factors as it shall deem appropriate.

     K.   First Refusal Right shall mean the right granted to the Corporation in
          -------------------
accordance with Article E.


     L.   Grant Date shall have the meaning assigned to such term in Paragraph
          ----------
A.1.

    M.    Grant Notice shall mean the Notice of Grant of Stock Option pursuant
          ------------
to which Optionee has been informed of the basic terms of the Option.

     N.   Incentive Option shall mean an option which satisfies the requirements
          ----------------
of Code Section 422.

     O.   Market Stand-Off shall mean the market stand-off restriction specified
          ----------------
in Paragraph C.3.

     P.   1933 Act shall mean the Securities Act of 1933, as amended.
          --------

     Q.   1934 Act shall mean the Securities Exchange Act of 1934, as amended.
          --------

     R.   Non-Statutory Option shall mean an option not intended to satisfy the
          --------------------
requirements of Code Section 422.

     S.   Option shall have the meaning assigned to such term in Paragraph A.1.
          ------

     T.   Option Agreement shall mean all agreements and other documents
          ----------------
evidencing the Option.

     U.   Optionee shall mean the person to whom the Option is granted under the
          --------
Plan.

     V.   Owner shall mean Optionee and all subsequent holders of the Purchased
          -----
Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

     W.   Parent shall mean any corporation (other than the Corporation) in an
          ------
unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     X.   Permitted Transfer shall mean (i) a gratuitous transfer of the
          ------------------
Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

     Y.   Plan shall mean the Corporation's 1998 Stock Option/Stock Issuance
          ----
Plan.

     Z.   Plan Administrator shall mean either the Board or a committee of the
          ------------------
Board acting in its capacity as administrator of the Plan.

     AA.  Prior Purchase Agreement shall have the meaning assigned to such term
          ------------------------
in Paragraph D.4.

     AB.  Purchased Shares shall have the meaning assigned to such term in
          ----------------
Paragraph A.1.

     AC.  Recapitalization shall mean any stock split, stock dividend,
          ----------------
recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

     AD.  Reorganization shall mean any of the following transactions:
          --------------

               (i) a merger or consolidation in which the Corporation is not the surviving entity,

               (ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

               (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

               (iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

     AE.  SEC shall mean the Securities and Exchange Commission.
          ---

     AF.  Service shall mean the Optionee's performance of services for the
          -------
Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant.

     AG.  Subsidiary shall mean any corporation (other than the Corporation) in
          ----------
an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     AH.  Target Shares shall have the meaning assigned to such term in
          -------------
Paragraph E.2.

                           RELEASENOW.COM CORPORATION

                                    ADDENDUM
                                       TO
                            STOCK PURCHASE AGREEMENT

           The following provisions are hereby incorporated into, and are hereby made a part of, that certain Stock Purchase Agreement (the "Purchase Agreement") by and between ReleaseNow.com Corporation (the "Corporation") and _________ ("Optionee") evidencing the shares of Common Stock purchased on this date by Optionee pursuant to the option granted to him or her under the Corporation's 1998 Stock Option/Stock Issuance Plan, and such provisions shall be effective immediately. All capitalized terms in this Addendum, to the extent not otherwise defined herein, shall have the meanings assigned to such terms in the Purchase Agreement.

                         ACCELERATION IN CONNECTION WITH
                             A CORPORATE TRANSACTION

          1. The Repurchase Right shall automatically lapse with respect to fifty percent (50%) of the unvested Purchased Shares at the time of a Corporate Transaction, and such Purchased Shares shall vest on an accelerated basis and shall, immediately prior to the consummation of a Corporate Transaction, become fully-vested shares of Common Stock.

          2. For purposes of determining which unvested Purchased Shares shall become vested on an accelerated basis, the Purchased Shares that are next to become vested pursuant to the Vesting Schedule shall become vested on an accelerated basis in accordance with Paragraph 1 of this Addendum and the remaining unvested shares shall continue to vest in accordance with the Vesting Schedule specified in the Grant Notice.

         IN WITNESS WHEREOF, ReleaseNow.com Corporation has caused this Addendum to be executed by its duly-authorized officer as of the Effective Date specified below.


                                       RELEASE SOFTWARE CORPORATION

                                       By:  ___________________________________

                                       Title:   _______________________________

EFFECTIVE DATE:  ____________, 1999

                           RELEASENOW.COM CORPORATION
                           --------------------------

                             STOCK PLEDGE AGREEMENT
                             ----------------------



          AGREEMENT made as of this _____ day of July _____, 1999 by and between ReleaseNow.com Corporation, a Delaware corporation (the "Corporation") and __________ ("Pledgor").

RECITALS
--------

          A. In connection with the purchase of ___________ (_______) shares of the Corporation's Common Stock (the "Purchased Shares") on the date of this Agreement from the Corporation, Pledgor has issued that certain promissory note (the "Note") dated July _____, 1999 payable to the order of the Corporation in the principal amount of __________________________ Dollars ($________).

          B. Such Note is secured by the Purchased Shares and other collateral upon the terms set forth in this Agreement.

          NOW, THEREFORE, it is hereby agreed as follows:

               1. Grant of Security Interest. Pledgor hereby grants the
                  --------------------------
Corporation a security interest in, and assigns, transfers to and pledges with the Corporation, the following securities and other property (collectively, the "Collateral"):

                    (i) the Purchased Shares delivered to and deposited with the
               Corporation as collateral for the Note;

                    (ii) any and all new, additional or different securities or other property subsequently distributed with respect to the Purchased Shares which are to be delivered to and deposited with the Corporation pursuant to the requirements of Paragraph 3 of this Agreement;

                    (iii) any and all other property and money which is
               delivered to or comes into the possession of the Corporation pursuant to the terms of this Agreement; and

                    (iv) the proceeds of any sale, exchange or disposition of
               the property and securities described in subparagraphs (i), (ii) or (iii) above.

               2.   Warranties.  Pledgor hereby warrants that Pledgor is the
                    ----------
owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse claims and other security interests (other than those created hereby).

               3.   Duty to Deliver. Any new, additional or different securities
                    ---------------
or other property (other than regular cash dividends) which may now or distributable with respect to the Collateral by reason of (i) any stock split, hereafter become stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Common Stock as a class without the Corporation's receipt of consideration or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Corporation shall, upon receipt by Pledgor be promptly delivered to and deposited with the Corporation as part of the Collateral hereunder. Any such securities shall be accompanied by one or more properly-endorsed stock power assignments.

               4.   Payment of Taxes and Other Charges.  Pledgor shall pay,
                    ----------------------------------
prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of Pledgor's failure to do so, the Corporation may at its election pay any or all of such taxes and other charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws.

               5.   Stockholder Rights. So long as there exists no event of
                    ------------------
default under Paragraph 10 of this Agreement, Pledgor may exercise all stockholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral and all proxy statements and other stockholder materials pertaining to the Collateral.

               6.   Rights and Powers of Corporation.  The Corporation may,
                    --------------------------------
without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the
Collateral:

                         (i) subject to the applicable limitations of Paragraph 9, accept in its discretion other property of Pledgor in exchange for all or part of the Collateral and release Collateral to Pledgor to the extent necessary to effect such exchange, and in such event the other property received in the exchange shall become part of the Collateral hereunder;

                         (ii) perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement; and

                         (iii) transfer record ownership of the Collateral to the Corporation or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided
                                                                     --------
          and only if there exists at the time an outstanding event of default
          -----------
          under Paragraph 10 of this Agreement. Any cash sums which the Corporation may so receive shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Corporation deems appropriate. Any remaining cash shall be paid over to Pledgor.

               Any action by the Corporation pursuant to the provisions of this Paragraph 6 may be taken without notice to Pledgor. Expenses reasonably incurred in connection with such action shall be payable by Pledgor and form part of the indebtedness secured hereunder as provided in Paragraph 12.

                    7.   Care of Collateral.  The Corporation shall exercise
                         ------------------
reasonable care in the custody and preservation of the Collateral. However, the Corporation shall have no obligation to (i) initiate any action with respect to, or otherwise inform Pledgor of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral, (ii) preserve the rights of Pledgor against adverse claims or protect the Collateral against the possibility of a decline in market value or (iii) take any action with respect to the Collateral requested by Pledgor unless the request is made in writing and the Corporation determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

               Subject to the limitations of Paragraph 9, the Corporation may at any time release and deliver all or part of the Collateral to Pledgor, and the receipt thereof by Pledgor shall constitute a complete and full acquittance for the Collateral so released and delivered. The Corporation shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement.

                    8.   Transfer of Collateral.  In connection with the
                         ----------------------
transfer or assignment of the Note (whether by negotiation, discount or otherwise), the Corporation may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Corporation hereunder with respect to the Collateral so transferred. Upon such transfer, the Corporation shall be fully discharged from all liability and responsibility for the transferred Collateral.

                    9.   Release of Collateral.  Provided all indebtedness
                         ---------------------
secured hereunder shall at the time have been paid in full and there does not otherwise exist any event of default under Paragraph 10, the Purchased Shares, together with any additional Collateral which may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to Pledgor in accordance with the following provisions:

                         (i) Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to date, one or more of the Purchased Shares held as Collateral hereunder shall below) be (subject to the applicable limitations of Paragraphs 9(iii) and 9(v) released to Pledgor within thirty (30) days after such payment or prepayment. The number of the shares to be so released shall be equal to the number obtained by multiplying (i) the total number of Purchased Shares held under this Agreement at the time of the payment or prepayment, by (ii) a fraction, the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment. In no event, however, shall any fractional shares be released.

               (ii) Any additional Collateral which may hereafter be pledged and deposited with the Corporation (pursuant to the requirements of Paragraph
     3) with respect to the Purchased Shares shall be released at the same time the particular shares of Common Stock to which the additional Collateral relates are to be released in accordance with the applicable provisions of Paragraph 9(i).

               (iii) Under no circumstances, however, shall any Purchased Shares or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder. In addition, in no event shall any Purchased Shares or other Collateral be released pursuant to the provisions of Paragraph 9(i) or 9(ii) if, and to the extent, the fair market value of the Common Stock and all other Collateral which would otherwise remain in pledge hereunder after such release were effected would be less than the unpaid principal and accrued interest under the Note.

               (iv) For all valuation purposes under this Agreement, the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                    (A) If the Common Stock is at the time traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on its Nasdaq system or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                    (B) If the Common Stock is at the time listed on the American Stock Exchange or the New York Stock Exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the securities exchange serving as the primary Common Stock, as such price is officially quoted in the composite tape of market for the transactions on such exchange. If there is no reported sale on such exchange on the date in question, then the fair market value shall of Common Stockbe the closing selling price on the exchange on the last preceding date for which such quotation exists.

                    (C) If the Common Stock is at the time neither listed on any securities exchange nor traded on the Nasdaq National Market, the fair market value shall be determined by the Corporation's Board of Directors after taking into account such factors as the Board shall deem appropriate.

                          (v) In the event the Collateral becomes in whole or in part comprised of "margin securities" within the meaning of Section 207.2(i) of Regulation G of the Federal Reserve Board, then no Collateral shall thereafter be substituted for any Collateral under the provisions of Paragraph 6(i) or be released under Paragraph 9(i) or (ii), unless there is compliance with each of the following additional requirements:

                              (A)  The substitution or release must not increase
     the amount by which the indebtedness secured hereunder at the time of such substitution or release exceeds the maximum loan value (as defined below) of the Collateral immediately prior to such substitution or release.

                              (B)  The substitution or release must not cause
     the amount of indebtedness secured hereunder at the time of such substitution or release to exceed the maximum loan value of the Collateral remaining after such substitution or release is effected.

                              (C)  For purposes of this Paragraph 9(v), the
     maximum loan value of each item of Collateral shall be determined on the day the substitution or release is to be effected and shall, in the case of the shares of Common Stock and any additional Collateral (other than margin securities), equal the good faith loan value thereof (as defined in Section 207.2(e)(1) of Regulation G) and shall, in the case of all margin securities (other than the Common Stock), equal fifty percent (50%) of the current market value of such securities.

               10.  Events of Default.  The occurrence of one or more of the
                    -----------------
following events shall constitute an event of default under this Agreement:

                    (i) the failure of Pledgor to pay, when due under the Note, any installment of principal or accrued interest after any grace period set forth in the Note has expired, if any; or

                    (ii) the occurrence of any other acceleration event specified in the Note; or

                    (iii) the failure of Pledgor to perform any obligation imposed upon Pledgor by reason of this Agreement; or

                    (iv) the breach of any warranty of Pledgor contained in this Agreement.

          Upon the occurrence of any such event of default, the Corporation may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

           Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of expenses incurred by the Corporation in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder. Any surplus proceeds shall be paid over to Pledgor. However, in the event such proceeds prove insufficient to satisfy all obligations of Pledgor under the Note, then Pledgor shall remain personally liable for the resulting deficiency.

               11.  Other Remedies. The rights, powers and remedies granted to
                    --------------
the Corporation pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Corporation under any statute or rule of law. Any forbearance, failure or delay by the Corporation in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Corporation under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Corporation.

               12.  Costs and Expenses.  All costs and expenses (including
                    ------------------
reasonable attorneys fees) incurred by the Corporation in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of Pledgor payable immediately upon demand and bearing interest until paid at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws.

               13.  Applicable Law.  This Agreement shall be governed by and
                    --------------
construed in accordance with the laws of the State of California without resort to that State's conflict-of-laws rules.

               14.  Successors.  This Agreement shall be binding upon the
                    ----------
Corporation and its successors and assigns and upon Pledgor and the executors, heirs and legatees of Pledgor's estate.

               15.  Severability. If any provision of this Agreement is held to
                    ------------
be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

          IN WITNESS WHEREOF, this Agreement has been executed by Pledgor and the Corporation on this ____day of July _____, 1999.


RELEASENOW.COM CORPORATION                  PLEDGOR

By:_______________________________
                                            ___________________________________
Title:____________________________

                                            Address:___________________________
Dated:____________________________
                                            ___________________________________

                                            ___________________________________

                                            Dated:_____________________________

                         RELEASE SOFTWARE CORPORATION
                         ----------------------------

                    NOTE SECURED BY STOCK PLEDGE AGREEMENT
                    --------------------------------------

                    AND AMENDMENT TO STOCK PLEDGE AGREEMENT
                    ---------------------------------------

$_________________                                      __________________, 1999

          FOR VALUE RECEIVED, ________________ ("Maker") promises to pay to the order of Release Software Corporation (the "Corporation"), at its corporate offices at 990 Commercial Street, San Carlos, California, 94070 the principal sum of ________________________________ ($_____________________), together with all accrued interest thereon, upon the terms and conditions specified below.

          1.  Interest.  Interest shall accrue on the unpaid balance outstanding
              --------
from time to time under this Note at the rate of ____% per annum, compounded annually.

          2.  Principal.  The entire principal balance of this Note, together
              ---------
with all accrued and unpaid interest, shall become due and payable in one lump sum on ____________.

          3.  Payment.  Payment shall be made in lawful tender of the United
              -------
States and shall be applied first to the payment of all accrued and unpaid interest and then to the payment of principal. Prepayment of the principal balance of this Note, together with all accrued and unpaid interest, may be made in whole or in part at any time without penalty.

          4.  Events of Acceleration.  The entire unpaid principal balance of
              ----------------------
this Note, together with all accrued and unpaid interest, shall become immediately due and payable prior to the specified due date of this Note upon the occurrence of one or more of the following events:

              A. the failure of the Maker to pay when due the principal or the accrued interest on this Note and the continuation of either such default for more than thirty (30) days; or

              B. the expiration of the one (1) year period following the date the Maker ceases for any reason to remain in the Corporation's employ; or

              C. the date one (1) year following an acquisition of the Corporation (whether by merger or acquisition of all or substantially all of the Corporation's assets or outstanding voting stock) for consideration payable in cash or freely-tradable securities; provided, however, that if the Pooling of Interest Method, as described in Accounting Principles Board Opinion No. 16, is used to account for the acquisition for financial reporting purposes, acceleration shall not occur prior to the end of the sixty (60)-day period immediately following the end of the applicable restriction period required under Accounting Series Release Numbers 130 and 135;

                                      1.

              D. the insolvency of the Maker, the commission of any act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of any petition in bankruptcy or any petition for relief under the provisions of the Federal Bankruptcy Act or any other state or Federal law for the relief of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of the Maker or the attachment of or execution against any property or assets of the Maker; or

              E. the occurrence of any event of default under the Stock Pledge Agreement securing this Note or any obligation secured thereby.

          5.  Special Acceleration Event.  In the event the Maker sells or
              --------------------------
otherwise transfers for value one or more shares of the Corporation's common stock purchased with the proceeds of this Note, then any unpaid portion of the principal balance of this Note attributable to the purchase price of those shares shall become immediately due and payable, together with all accrued and unpaid interest on that principal portion.

          6.  Employment.  For purposes of applying the provisions of this Note,
              ----------
the Maker shall be considered to remain in the Corporation's employ for so long as the Maker renders services as a full-time employee of the Corporation, any successor entity or one or more of the Corporation's fifty percent (50%)-or-more owned (directly or indirectly) subsidiaries.

          7.  Security.  The proceeds of the loan evidenced by this Note shall
              --------
be applied solely to the payment of the purchase price of ______________ shares of the Corporation's common stock and payment of this Note shall be secured by a pledge of those shares with the Corporation pursuant to the Stock Pledge Agreement to be executed this date by the Maker. The Maker, however, shall remain personally liable for payment of this Note, and assets of the Maker, in addition to the collateral under the Stock Pledge Agreement, may be applied to the satisfaction of the Maker's obligations hereunder.

          8.  Collection.  If action is instituted to collect this Note, the
              ----------
Maker promises to pay all costs and expenses (including reasonable attorneys' fees) incurred in connection with such action.

          9.  Waiver.  A waiver of any term of this Note, the Stock Pledge
              ------
Agreement or of any of the obligations secured thereby must be made in writing and signed by a duly-authorized officer of the Corporation and any such waiver shall be limited to its express terms. No delay by the Corporation in acting with respect to the terms of this Note or the Stock Pledge Agreement shall constitute a waiver of any breach, default or failure of a condition under this Note, the Stock Pledge Agreement or the obligations secured thereby.

          The Maker waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of interest on interest and diligence in taking any action to

                                      2.

collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

          10.  Conflicting Agreements.  In the event of any inconsistencies
               ----------------------
between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

          11.  Governing Law.  This Note shall be construed in accordance with
               -------------
the laws of the State of California, without regard to the conflict of laws principles thereof.

          12.  Note Supercedes Prior Agreement.  This Note shall supercede in
               -------------------------------
its entirety that certain promissory note by Maker in favor of the Company dated _____________, 1999 (the "Prior Note"), which Prior Note shall be of no further force or effect.

          13.  Amendment to Stock Pledge Agreement.  References to the "Note" in
               -----------------------------------
that certain Stock Pledge Agreement by and between the Company and Maker shall hereby refer to this Note rather than the Prior Note.


                                       ---------------------------------
                                                     "Maker"


                                       RELEASENOW.COM CORPORATION


                                       By:
                                       --------------------------------

                                       Its:
                                       --------------------------------


                                      3.